SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.

Stamford, Connecticut 06902

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market
Series A Cumulative Redeemable Preferred Stock, $.001 Par Value	CHTRP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Final Settlement of Exchange Offers

As previously announced, on August 12, 2026 (the “Early Settlement Date”), Charter Communications Operating, LLC (“CCO”), Charter Communications Operating Capital Corp. (together with CCO, the “Issuers”), and Time Warner Cable, LLC (“TWC”), as applicable, completed the early settlement of their previously announced (a) private offer to exchange (the “Pool 1 Offer”) the outstanding (i) 3.500% Senior Secured Notes due 2042, (ii) 3.500% Senior Secured Notes due 2041, (iii) 4.500% Senior Debentures due 2042, (iv) 5.375% Senior Secured Notes due 2047, (v) 2.300% Senior Secured Notes due 2032, (vi) 2.800% Senior Secured Notes due 2031 and (vii) 2.250% Senior Secured Notes due 2029, issued by the Issuers or TWC, as applicable, for a combination of cash consideration and up to $2,000,000,000 in aggregate principal amount of a new series of 7.087% Senior Secured Notes due 2038 (the “2038 Notes”) to be issued by the Issuers with registration rights and (b) private offer to exchange (the “Pool 2 Offer” and, together with the Pool 1 Offer, the “Exchange Offers”) the outstanding (i) 3.700% Senior Secured Notes due 2051, (ii) 3.900% Senior Secured Notes due 2052, (iii) 4.800% Senior Secured Notes due 2050, (iv) 5.125% Senior Secured Notes due 2049 and (v) 5.250% Senior Secured Notes due 2053, issued by the Issuers for a combination of cash consideration and up to $2,000,000,000 in aggregate principal amount of a new series of 7.337% Senior Secured Notes due 2041 (the “2041 Notes”) to be issued by the Issuers with registration rights. On the Early Settlement Date, the Issuers issued (i) $1,686,285,000 in aggregate principal amount of 2038 Notes (the “Existing 2038 Notes”) in exchange for $2,664,699,000 in aggregate principal amount of Pool 1 Notes that were validly tendered (not validly withdrawn) on or before the early tender deadline of 5:00 p.m., New York City time, on August 5, 2026 (the “Early Tender Date”) and accepted for exchange pursuant to the Pool 1 Offer and (ii) $1,627,538,000 in aggregate principal amount of 2041 Notes (the “Existing 2041 Notes” and, together with the Existing 2038 Notes, the “Existing Notes”) in exchange for $2,689,366,000 in aggregate principal amount of Pool 2 Notes that were validly tendered (not validly withdrawn) on or before the Early Tender Date and accepted for exchange pursuant to the Pool 2 Offer.

The Exchange Offers expired at 5:00 p.m., New York City time, on August 20, 2026 (the “Expiration Date”). On August 24, 2026 (the “Final Settlement Date”), the Issuers issued (i) an additional $55,928,000 in aggregate principal amount of 2038 Notes (the “Additional 2038 Notes”) in exchange for an additional $84,390,000 in aggregate principal amount of Pool 1 Notes that were validly tendered (not validly withdrawn) after the Early Tender Date but on or before the Expiration Date, and accepted for exchange pursuant to the Pool 1 Offer and (ii) an additional $35,750,000 in aggregate principal amount of 2041 Notes (the “Additional 2041 Notes” and, together with the Additional 2038 Notes, the “Additional Notes” and, together with the Existing Notes, the “Notes”) in exchange for an additional $60,634,000 in aggregate principal amount of Pool 2 Notes that were validly tendered (not validly withdrawn) after the Early Tender Date but on or before the Expiration Date, and accepted for exchange pursuant to the Pool 2 Offer. Each series of Additional Notes is a further issuance of, and is in addition to, the applicable series of Existing Notes. The Additional 2038 Notes are fungible with the Existing 2038 Notes and trade under the same CUSIP numbers as the Existing 2038 Notes, and the Additional 2041 Notes are fungible with the Existing 2041 Notes and trade under the same CUSIP numbers as the Existing 2041 Notes.

In connection therewith, the Issuers entered into the below agreement.

Secured Notes Indenture

On the Final Settlement Date, the Issuers, CCO Holdings, LLC (the “Parent Guarantor”) and the Subsidiary Guarantors entered into a supplemental indenture with the Trustee and Collateral Agent in connection with the issuance of the Additional Notes and the terms thereof (the “Twenty-Ninth Supplemental Indenture”). The Twenty-Ninth Supplemental Indenture supplements a base indenture entered into on July 23, 2015, by and among the Issuers, CCO Safari II, LLC, the Trustee and the Collateral Agent (the “Base Indenture”), as supplemented by that certain Twenty-Seventh Supplemental Indenture, dated as of August 12, 2026, by and among the Issuers, the guarantors party thereto, the Trustee and the Collateral Agent (the “Twenty-Seventh Supplemental Indenture” and together with the Base Indenture and the Twenty-Ninth Supplemental Indenture, the “Indenture”), providing for the issuance of senior secured notes of the Issuers generally.

The Indenture provides, among other things, that interest is payable on the Additional 2038 Notes on each March 1 and September 1, commencing March 1, 2027. Interest is payable on the Additional 2041 Notes on each March 1 and September 1, commencing March 1, 2027. At any time and from time to time prior to June 1, 2038, the Issuers may redeem the outstanding Additional 2038 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after June 1, 2038, the Issuers may redeem some or all of the outstanding Additional 2038 Notes at a redemption price equal to 100% of the principal amount of the Additional 2038 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. At any time and from time to time prior to June 1, 2041, the Issuers may redeem the outstanding Additional 2041 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date, plus a make-whole premium. On or after June 1, 2041, the Issuers may redeem some or all of the outstanding Additional 2041 Notes at a redemption price equal to 100% of the principal amount of the Additional 2041 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date. The Notes are senior secured obligations of the Issuers. The Notes are guaranteed on a senior secured basis by the Parent Guarantor and all of the subsidiaries of the Issuers that guarantee the obligations of CCO under its credit agreement (collectively, the “Guarantors”). The Notes and the guarantees are secured by a pari passu, first priority security interest, subject to certain permitted liens, in the Issuers’ and the Guarantors’ assets that secure obligations under the credit agreement.

The terms of the Indenture, among other things, limit the ability of the Issuers to grant liens, sell all or substantially all of their assets or merge or consolidate with other entities.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure of certain guarantees to be enforceable; cessation of a material portion of the collateral subject to liens or disaffirmation of obligations under the security documents establishing the security interest in the collateral securing the Notes; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes of a series may declare all the Notes of such series to be due and payable immediately.

For a complete description of the Indenture and the Additional Notes, please refer to copies of the Twenty-Ninth Supplemental Indenture filed herewith as Exhibit 4.3 hereto, the Base Indenture, which was filed as Exhibit 4.1 to Charter Communications, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 27, 2015, and the Twenty-Seventh Supplemental Indenture, the form of the 2038 Notes and the form of the 2041 Notes, which were filed as Exhibits 4.2, 4.3 and 4.4, respectively, to Charter Communications, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2026. The foregoing descriptions of the Indenture and the Additional Notes do not purport to be complete and are qualified in their entirety by reference to the full text of those documents. Defined terms used in this Item 1.01 but not otherwise defined herein shall have the meanings ascribed to such terms in the Base Indenture.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Secured Notes Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
4.1*	Indenture, dated as of July 23, 2015, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and CCO Safari II, LLC, as issuers, and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on July 27, 2015).

4.2*	Twenty-Seventh Supplemental Indenture, dated as of August 12, 2026, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Charter Communications, Inc. on August 12, 2026).

4.3	Twenty-Ninth Supplemental Indenture, dated as of August 24, 2026, among Charter Communications Operating, LLC, Charter Communications Operating Capital Corp., as issuers, CCO Holdings, LLC, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent.

4.4*	Form of 7.087% Senior Secured Notes due 2038 (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by Charter Communications, Inc. on August 12, 2026).

4.5*	Form of 7.337% Senior Secured Notes due 2041 (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by Charter Communications, Inc. on August 12, 2026).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Incorporated by reference and not filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 24, 2026

CCO HOLDINGS, LLC,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: August 24, 2026

CCO HOLDINGS CAPITAL CORP.,
Registrant

	By:	/s/ Kevin D. Howard
	Name:	Kevin D. Howard
	Title:	Executive Vice President, Chief Accounting Officer and Controller
Date: August 24, 2026